Exhibit 99.1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
6.000	68	$15,624,793.68	2.08%	229,776.38	359	727	54.90
6.100	1	59,940.47	0.01	59,940.47	359	702	59.41
6.125	228	52,530,688.12	7.00	230,397.75	359	730	59.22
6.245	1	244,900.00	0.03	244,900.00	360	637	85.93
6.250	527	121,492,394.50	16.20	230,535.85	359	726	61.42
6.375	668	154,547,986.10	20.61	231,359.26	359	730	62.72
6.405	1	333,500.00	0.04	333,500.00	360	760	85.95
6.410	2	366,339.00	0.05	183,169.50	360	728	89.79
6.470	1	232,000.00	0.03	232,000.00	360	712	89.23
6.500	715	164,432,669.23	21.93	229,975.76	360	722	63.72
6.545	1	378,120.00	0.05	378,120.00	360	770	84.03
6.625	347	79,672,953.55	10.62	229,605.05	359	723	66.10
6.708	1	109,750.87	0.01	109,750.87	138	743	70.00
6.750	303	62,805,645.80	8.37	207,279.36	359	718	65.67
6.775	1	285,000.00	0.04	285,000.00	359	728	100.00
6.835	1	88,857.19	0.01	88,857.19	358	767	100.00
6.840	1	49,806.63	0.01	49,806.63	356	690	34.72
6.855	1	186,864.66	0.02	186,864.66	359	773	93.50
6.870	1	112,100.00	0.01	112,100.00	240	668	95.00
6.875	151	29,689,284.62	3.96	196,617.78	358	694	64.26
6.880	1	276,000.00	0.04	276,000.00	359	690	100.00
6.905	1	259,000.00	0.03	259,000.00	359	697	100.00
6.910	1	207,000.00	0.03	207,000.00	360	650	90.00
6.940	1	124,800.00	0.02	124,800.00	360	670	78.99
6.990	1	300,000.00	0.04	300,000.00	360	712	53.57
6.999	4	625,720.55	0.08	156,430.14	360	717	54.61
7.000	50	9,369,071.73	1.25	187,381.43	359	703	61.24
7.125	30	6,343,697.65	0.85	211,456.59	358	697	66.60
7.250	43	7,321,557.41	0.98	170,268.78	358	701	72.19
7.315	1	179,050.00	0.02	179,050.00	359	723	89.98
7.375	28	4,711,222.25	0.63	168,257.94	357	687	72.71
7.500	46	7,366,725.34	0.98	160,146.20	358	686	73.70
7.560	1	116,779.21	0.02	116,779.21	359	701	95.00
7.570	1	384,425.00	0.05	384,425.00	359	763	90.00
7.625	16	2,670,665.98	0.36	166,916.62	358	690	70.05
7.750	27	5,193,612.57	0.69	192,356.02	359	701	70.00
7.800	1	130,000.00	0.02	130,000.00	349	683	74.29
7.875	38	6,796,064.53	0.91	178,843.80	358	692	73.06
7.990	1	114,800.00	0.02	114,800.00	349	743	80.00
7.999	1	252,675.00	0.03	252,675.00	360	620	75.00
8.000	20	2,832,403.46	0.38	141,620.17	357	712	80.39
8.125	7	750,001.61	0.10	107,143.09	358	679	78.39
8.250	10	1,443,917.10	0.19	144,391.71	359	692	71.41
8.375	9	1,310,613.58	0.17	145,623.73	358	740	75.81
8.500	11	1,990,995.42	0.27	180,999.58	359	732	83.31
8.625	6	668,250.00	0.09	111,375.00	359	662	74.97
8.645	1	147,155.00	0.02	147,155.00	360	723	95.00
8.750	9	1,592,277.26	0.21	176,919.70	360	734	71.44
8.875	9	968,874.72	0.13	107,652.75	358	689	82.28
8.885	1	183,869.88	0.02	183,869.88	359	734	95.00
9.000	6	1,166,342.27	0.16	194,390.38	360	727	68.97
9.125	2	460,920.00	0.06	230,460.00	357	641	87.22
9.375	1	190,800.00	0.03	190,800.00	360	693	90.00
9.500	2	119,255.00	0.02	59,627.50	356	704	88.45
10.250	2	157,296.02	0.02	78,648.01	357	646	90.00
	3,409	$749,969,432.96	100.00%

______________
(1)
The lender acquired mortgage insurance Mortgage Loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the Mortgage Loans (net of such premiums) was approximately 6.546% per annum. Without the adjustment, the weighted average mortgage rate of the Mortgage Loans was approximately 6.549% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0 – 50,000.00	33	$1,325,804.07	0.18%	40,175.88	7.117	349	723	45.00
50,000.01 – 100,000.00	306	24,529,079.57	3.27	80,160.39	6.775	359	714	55.21
100,000.01 – 150,000.00	571	72,683,497.42	9.69	127,291.59	6.656	358	720	60.54
150,000.01 – 200,000.00	728	128,256,100.01	17.10	176,175.96	6.577	359	718	62.31
200,000.01 – 250,000.00	623	141,316,777.69	18.84	226,832.71	6.570	359	724	63.91
250,000.01 – 300,000.00	421	116,095,489.73	15.48	275,761.26	6.541	359	718	65.58
300,000.01 – 350,000.00	311	100,983,689.35	13.47	324,706.40	6.503	360	722	66.18
350,000.01 – 400,000.00	280	105,303,217.59	14.04	376,082.92	6.494	360	727	66.72
400,000.01 – 450,000.00	107	44,370,726.53	5.92	414,679.69	6.404	360	726	61.38
450,000.01 – 500,000.00	14	6,654,850.00	0.89	475,346.43	6.411	360	749	71.42
500,000.01 – 550,000.00	9	4,633,701.00	0.62	514,855.67	6.294	360	719	58.65
550,000.01 – 600,000.00	2	1,128,500.00	0.15	564,250.00	6.500	360	753	68.02
600,000.01 – 650,000.00	3	1,868,000.00	0.25	622,666.67	6.249	360	742	65.35
750,000.01 – 1,000,000.00	1	820,000.00	0.11	820,000.00	6.375	360	797	80.00
Total	3,409	$749,969,432.96	100.00%

____________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $219,997.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
619 and Below	23	$5,287,074.77	0.70%	229,872.82	6.584	359	613	65.57
620 – 639	256	55,411,580.58	7.39	216,451.49	6.641	359	630	61.11
640 – 659	275	56,030,329.66	7.47	203,746.65	6.635	359	650	61.96
660 – 679	382	81,792,582.13	10.91	214,116.71	6.588	359	670	63.33
680 – 699	310	66,759,574.17	8.90	215,353.47	6.589	360	690	62.65
700 – 719	403	88,750,873.70	11.83	220,225.49	6.576	359	709	63.55
720 and Above	1,705	386,287,877.21	51.51	226,561.80	6.495	359	766	64.67
Not Available	55	9,649,540.74	1.29	175,446.20	6.793	356	N/A	73.19
Total	3,409	$749,969,432.96	100.00%
_____________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 722.

Documentation Programs

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
CLUES Plus	3	$509,900.00	0.07%	169,966.67	6.659	360	739	51.50
Full/Alternative	735	154,742,601.02	20.63	210,534.15	6.505	359	718	64.56
No Income/No Asset	410	82,959,758.47	11.06	202,340.87	6.726	359	714	58.50
No Ratio	236	53,241,402.65	7.10	225,599.16	6.627	359	721	60.67
Preferred	480	111,968,497.74	14.93	233,267.70	6.408	360	758	60.19
Reduced	1,268	288,125,430.50	38.42	227,228.26	6.551	360	716	67.24
Stated Income/Stated Asset	153	32,667,906.58	4.36	213,515.73	6.718	359	688	60.18
Streamlined	124	25,753,936.00	3.43	207,693.03	6.456	355	718	66.71
Total	3,409	$749,969,432.96	100.00%

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	954	$183,276,984.18	24.44%	192,114.24	6.453	359	725	39.05
50.01 - 55.00	233	56,554,808.75	7.54	242,724.50	6.455	359	713	52.59
55.01 - 60.00	210	51,437,633.21	6.86	244,941.11	6.492	360	706	57.46
60.01 - 65.00	240	58,868,468.96	7.85	245,285.29	6.494	360	709	62.74
65.01 - 70.00	230	53,321,130.41	7.11	231,831.00	6.585	359	706	68.40
70.01 - 75.00	300	69,844,733.40	9.31	232,815.78	6.559	358	723	73.69
75.01 - 80.00	1,113	251,812,889.11	33.58	226,246.98	6.598	359	731	79.57
80.01 - 85.00	17	2,611,754.22	0.35	153,632.60	6.801	356	702	83.59
85.01 - 90.00	59	11,087,818.71	1.48	187,929.13	7.241	359	720	89.25
90.01 - 95.00	33	6,241,095.66	0.83	189,124.11	7.186	356	727	94.63
95.01 - 100.00	20	4,912,116.35	0.65	245,605.82	6.907	355	717	99.10
Total	3,409	$749,969,432.96	100.00%
____________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 63.86%.
(2)	Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	921	$176,336,303.32	23.51	191,461.78%	6.457	359	724	38.93
50.01 - 55.00	230	55,995,707.31	7.47	243,459.60	6.455	359	712	52.43
55.01 - 60.00	208	50,108,443.21	6.68	240,905.98	6.485	360	706	56.95
60.01 - 65.00	225	55,065,652.96	7.34	244,736.24	6.492	360	709	62.56
65.01 - 70.00	213	51,341,569.17	6.85	241,040.23	6.550	359	703	67.23
70.01 - 75.00	260	61,839,293.86	8.25	237,843.44	6.560	359	720	73.25
75.01 - 80.00	465	104,256,897.97	13.90	224,208.38	6.640	359	710	78.42
80.01 - 85.00	36	7,283,811.45	0.97	202,328.10	6.616	358	719	74.96
85.01 - 90.00	152	32,353,889.85	4.31	212,854.54	6.833	359	726	80.80
90.01 - 95.00	160	33,354,339.64	4.45	208,464.62	6.702	358	739	80.40
95.01 - 100.00	539	122,033,524.22	16.27	226,407.28	6.572	359	747	80.28
Total	3,409	$749,969,432.96	100.00%
____________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 68.45%.
(2)	Takes into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	151	$30,148,356.92	4.02%	199,657.99	6.586	360	729	67.38
California	925	243,449,308.57	32.46	263,188.44	6.452	359	722	58.63
Colorado	83	19,389,426.16	2.59	233,607.54	6.536	358	735	68.83
Florida	446	88,934,088.77	11.86	199,403.79	6.695	359	707	68.27
Hawaii	52	17,380,050.67	2.32	334,231.74	6.360	359	735	59.66
Illinois	73	16,928,353.50	2.26	231,895.25	6.711	359	724	63.60
Massachusetts	61	15,377,770.77	2.05	252,094.60	6.517	360	716	56.70
New Jersey	74	16,288,753.61	2.17	220,118.29	6.529	358	713	55.04
New York	80	20,579,874.02	2.74	257,248.43	6.603	358	708	54.64
North Carolina	73	15,602,585.61	2.08	213,734.05	6.574	359	731	65.13
Oregon	99	19,378,118.75	2.58	195,738.57	6.565	359	726	68.41
Texas	185	29,658,970.73	3.95	160,318.76	6.658	359	725	74.84
Utah	77	15,497,325.85	2.07	201,263.97	6.542	360	734	69.59
Virginia	90	19,985,601.34	2.66	222,062.24	6.496	359	739	65.03
Washington	144	35,228,190.47	4.70	244,640.21	6.453	360	728	66.49
Other (less than 2%)	796	146,142,657.22	19.49	183,596.30	6.622	359	722	67.72
Total	3,409	$749,969,432.96	100.00%

______________
(1)
The Other row in the preceding table includes 33 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 0.252% of the Mortgage Loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	1,701	$374,042,249.52	49.87%	219,895.50	6.512	359	711	57.99
Purchase	1,063	232,223,348.83	30.96	218,460.35	6.604	359	743	74.66
Refinance (Rate/Term)	645	143,703,834.61	19.16	222,796.64	6.557	359	716	61.70
Total	3,409	$749,969,432.96	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2 to 4 Family Residence	180	$48,139,360.28	6.42%	267,440.89	6.517	359	726	58.44
Condominium Hotel	2	522,500.00	0.07	261,250.00	6.875	360	765	71.76
Cooperative	1	92,767.00	0.01	92,767.00	7.000	360	675	95.00
Hi-rise Condominium	42	9,120,783.00	1.22	217,161.50	6.576	357	735	61.06
Low-rise Condominium	248	50,469,369.04	6.73	203,505.52	6.565	359	737	64.98
Planned Unit Development	688	153,431,391.25	20.46	223,010.74	6.566	360	731	68.88
Single Family Residence	2,248	488,193,262.39	65.10	217,167.82	6.544	359	717	62.74
Total	3,409	$749,969,432.96	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Investment Property	463	$89,818,476.54	11.98%	193,992.39	6.701	359	737	61.58
Owner Occupied	2,755	618,096,568.56	82.42	224,354.47	6.522	359	719	64.13
Secondary/Vacation Home	191	42,054,387.86	5.61	220,180.04	6.624	358	732	64.79
Total	3,409	$749,969,432.96	100.00%

_____________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	2,703	$602,100,873.50	80.28%	222,752.82	6.486	724	62.70
359	382	84,800,615.66	11.31	221,991.14	6.682	716	67.36
358	164	32,336,097.54	4.31	197,171.33	7.010	708	70.62
357	71	15,805,676.04	2.11	222,615.16	7.038	708	68.12
356	32	6,194,617.54	0.83	193,581.80	6.792	707	74.12
355	8	1,079,276.42	0.14	134,909.55	6.791	689	77.93
354	5	644,731.07	0.09	128,946.21	7.175	656	64.34
353	4	591,647.29	0.08	147,911.82	7.144	687	67.04
352	3	302,433.14	0.04	100,811.05	8.183	664	80.00
351	1	139,950.00	0.02	139,950.00	6.875	724	89.98
350	4	656,417.18	0.09	164,104.30	7.096	742	64.57
349	5	629,899.36	0.08	125,979.87	7.002	684	81.88
347	1	249,500.00	0.03	249,500.00	6.875	755	94.51
343	1	244,150.00	0.03	244,150.00	6.875	651	66.35
342	2	310,982.40	0.04	155,491.20	6.571	686	71.25
341	1	107,385.54	0.01	107,385.54	7.000	735	95.00
336	1	236,800.00	0.03	236,800.00	6.625	750	83.09
300	6	1,345,320.00	0.18	224,220.00	6.461	740	52.43
299	1	228,450.44	0.03	228,450.44	6.625	805	75.00
240	12	1,830,101.00	0.24	152,508.42	6.523	705	69.80
138	1	109,750.87	0.01	109,750.87	6.708	743	70.00
12	1	24,757.97	0.00	24,757.97	7.375	816	80.00
Total	3,409	$749,969,432.96	100.00%
_____________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 359 months.

Interest-Only Periods at Origination

Interest-Only Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	2,005	$413,839,257.72	55.18%	206,403.62	6.530	359	714	61.96
60	5	657,700.00	0.09	131,540.00	7.486	352	684	77.48
120	1,327	317,942,086.80	42.39	239,594.64	6.579	360	730	66.32
180	72	17,530,388.44	2.34	243,477.62	6.425	359	737	63.81
Total	3,409	$749,969,432.96	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	2,692	$613,078,740.51	81.75%	227,740.99	6.491	359	727	61.80
1	1	65,209.44	0.01	65,209.44	8.375	359	695	90.00
5	3	598,441.99	0.08	199,480.66	6.714	358	703	77.72
6	33	7,490,701.03	1.00	226,990.94	6.713	359	698	67.49
12	48	7,796,080.64	1.04	162,418.35	7.463	358	684	76.14
24	10	1,803,904.04	0.24	180,390.40	7.352	359	652	76.67
30	1	172,800.00	0.02	172,800.00	7.500	357	663	80.00
36	185	34,249,207.60	4.57	185,130.85	7.144	359	691	74.26
60	436	84,714,347.71	11.30	194,298.96	6.606	360	706	72.74
	3,409	$749,969,432.96	100.00%